                                                                  Exhibit (a)(5)

                             AFG INVESTMENT TRUST A
                             AFG INVESTMENT TRUST B
                             AFG INVESTMENT TRUST C
                             AFG INVESTMENT TRUST D
                             LETTER OF TRANSMITTAL

    THE OFFERS, WITHDRAWAL RIGHTS AND PRORATION PERIODS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON SEPTEMBER 30, 1997, UNLESS EXTENDED (such date, as it may be extended, the "Expiration Date").

                                 To Depositary:
                            TRUST COMPANY OF AMERICA

By First Class Mail, Overnight Courier or Hand:

                          c/o Trust Company of America
                           7103 South Revere Parkway
                              Englewood, CO 80112
                           Attn: AFG Investment Trust

By Facsimile:

                                 (800) 387-7365

Confirm Facsimile by Telephone:

                                 (800) 387-7391

    To participate in the Offers, a duly executed copy of this Letter of Transmittal (or facsimile hereof) must be received by the Depositary on or prior to the Expiration Date. Delivery of this Letter of Transmittal or any other required documents to an address or facsimile number other than as set forth above does not constitute valid delivery. The method of delivery of all documents is at the election and risk of the tendering Class A Beneficiary. ALTHOUGH A PRE-ADDRESSED POSTAGE-PAID ENVELOPE TO THE DEPOSITARY HAS BEEN PROVIDED FOR THE CONVENIENCE OF TENDERING CLASS A BENEFICIARIES, THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING CLASS A BENEFICIARY, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    This Letter of Transmittal is to be completed by Class A Beneficiaries of record of AFG Investment Trusts A, B, C and D, each a Delaware business trust (the "Trusts"), pursuant to the procedures set forth in the respective Offer to Purchase (as defined below) of each Trust.

              PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

    Gentlemen:

    Upon the terms and subject to the conditions set forth in the applicable Offer to Purchase dated August 7, 1997, as supplemented September 12, 1997, and as may be further supplemented from time to time (with respect to each Trust, the "Offer to Purchase"), and this Letter of Transmittal (which together constitute the "Offer" with respect to each Trust and collectively constitute the "Offers"), the undersigned hereby tenders to the appropriate Trust(s) the following-described Class A Interests at the respective prices per Class A Interest, net to the seller in cash, set forth in the applicable Offer to Purchase. Receipt of the Offer to Purchase of each Trust with respect to which the undersigned is tendering Class A Interests is hereby acknowledged.
                      NUMBER OF CLASS A INTERESTS TENDERED

Name(s) and Address(es) of Registered            Number of Class A Interests Tendered(1)
Holder(s) (Please fill in, if blank)             (i)     All    / /
                                               (Please check box if all
                                             Class A Interests tendered)

                                        OR
                                        (ii)    Number Tendered:
                                        Trust A:
                                        Trust B:
                                        Trust C:
                                        Trust D:

------------------------
(1) In order for the tender to be valid, a Class A Beneficiary must tender with respect to any Trust either (i) all Class A Interests owned by such Class A Beneficiary in such Trust OR (ii) a portion of the Class A Interests owned by such Class A Beneficiary in such Trust but not fewer than 200 Class A Interests (80 Class A Interests for IRAs or other Qualified Plans) (the "Minimum Investment Amount"). If a Class A Beneficiary does not indicate the number of Class A Interests tendered, the Trusts will assume that such Class A Beneficiary has tendered all Class A Interests owned of record by him. If a Class A Beneficiary who tenders only a portion of his Class A Interests indicates a number of Class A Interests tendered that is less than the Minimum Investment Amount, the applicable Trust will assume that such Class A Beneficiary has tendered the Minimum Investment Amount.

    Subject to and effective upon acceptance for payment of any of the Class A Interests tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, each applicable Trust all right, title and interest in and to such Class A Interests tendered hereby. The undersigned hereby irrevocably (i) constitutes and appoints each applicable Trust as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Class A Interests, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of such Class A Beneficiary's rights with respect to the Class A Interests tendered by such Class A Beneficiary and accepted for payment by such Trust and
(ii) assigns to each applicable Trust all future distributions from such Trust with respect to such Class A Interests (excluding the Special Distribution as defined in the Offer) for periods ending after August 1, 1997, to the extent such distributions are not paid to the undersigned (the undersigned recognizes that future distributions with respect to such Class A Interests for periods ending after August 1, 1997, that are paid to the undersigned will automatically reduce the purchase price for such Class A Interests by a like amount), all in accordance with the terms of the Offers. Upon the purchase of Class A Interests pursuant to the Offers, all prior proxies, assignments and consents given by the undersigned with respect to such Class A Interests will be revoked and no subsequent proxies, assignments or consents may be given (and if given will not be deemed effective).

    The undersigned recognizes that, with respect to each Trust, if more than the maximum number of Class A Interests that such Trust is offering to redeem are validly tendered prior to or on the Expiration Date and not properly withdrawn, such Trust will, upon the terms of the applicable Offer, accept for payment from among those Class A Interests tendered prior to or on the Expiration Date such maximum number of Class A Interests on a pro rata basis, with adjustments to avoid purchases of certain fractional Class A Interests, based upon the number of Class A Interests validly tendered prior to the Expiration Date and not withdrawn. The undersigned further recognizes that if no more than such maximum number of Class A Interests are validly tendered prior to the Expiration Date and not withdrawn, such Trust will, upon the terms of the applicable Offer, accept for payment all such Class A Interests.

    ALLOCATION OF PURCHASE PRICE. The undersigned understands and agrees that the purchase price to be paid by each applicable Trust for the Class A Interests tendered hereby will be allocated for federal income tax purposes as follows: first, to Trust cash, second, to Trust assets and, finally, to goodwill and going concern value.

    The undersigned hereby represents and warrants that the undersigned owns the Class A Interests tendered hereby within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Class A Interests tendered hereby, and that when any such Class A Interests are accepted for payment by the applicable Trust, such Trust will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Class A Interests will not be subject to any adverse claim. Upon request, the undersigned will execute and deliver any additional documents deemed by the applicable Trust to be necessary or desirable to complete the assignment, transfer and purchase of Class A Interests tendered hereby.

    The undersigned understands that a tender of Class A Interests to the Trust(s) will constitute a binding agreement between the undersigned and the applicable Trust(s) upon the terms and subject to the conditions of the applicable Offer. The undersigned recognizes that in certain circumstances set forth in the Offers to Purchase, the Trusts may not be required to accept for payment any of the Class A Interests tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Class A Interests not accepted for payment will be destroyed by the Depositary. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                    THERE ARE NO CERTIFICATES TO BE INCLUDED
                        WITH THIS LETTER OF TRANSMITTAL

NOTE: SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGES, PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    The Class A Beneficiary hereby tenders Class A Interests pursuant to the terms of the Offers. The Class A Beneficiary hereby certifies, under penalties of perjury, that the information and representations provided herein, including in Box A of this Letter of Transmittal, which has been duly completed by the Class A Beneficiary, are true, complete and correct as of the date hereof.

                           SIGNATURE BOX (ALL OWNERS)
                    (Attach additional sheets, if necessary)
                              (See Instruction 1)

Please sign exactly as your name(s) appear(s) above on this Letter of Transmittal. For joint owners, each joint owner must sign. General partners, corporate officers or other persons acting in a fiduciary or representative capacity, please complete this box and see Instruction 1.

X ____________________________________
       (Signature of owner)

X ____________________________________
       (Signature of joint owner)

Fiduciary: X ____________________________________

Print Name and Title (Fiduciaries only): ____________________________________

Address (Fiduciaries only): ________________________________________________

________________________________________________________________________

Date:_____________________________________________

Tel.: (Day) (__) ____________________________________

Tel.: (Eve) (__) ____________________________________

                                     BOX A

                                SUBSTITUTE FORM W-9
                           Department of the Treasury
                            Internal Revenue Service
                              (See Instruction 3)

The Class A Beneficiary submitting this Letter of Transmittal hereby certifies the following under penalties of perjury:

Social Security Number or Employer Identification Number:
__________________________

(1) THE TAXPAYER IDENTIFICATION NUMBER ("TIN") SHOWN ABOVE IS THE CORRECT TIN OF THE CLASS A BENEFICIARY WHO IS SUBMITTING THIS LETTER OF TRANSMITTAL; OR IF NO TIN IS PROVIDED ABOVE AND THIS BOX / / IS CHECKED, THE CLASS A BENEFICIARY HAS APPLIED FOR A TIN. If the Class A Beneficiary has applied for a TIN, a TIN has not been issued to the Class A Beneficiary, and either (a) the Class A Beneficiary has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the Class A Beneficiary intends to mail or deliver an application in the near future. The Class A Beneficiary understands that if such Class A Beneficiary does not provide a TIN to the appropriate Trust within sixty (60) days, 31% of all reportable payments made to the Class A Beneficiary thereafter will be withheld until a TIN is provided to the Trust; and

(2) UNLESS THIS BOX / / IS CHECKED, SUCH CLASS A BENEFICIARY IS NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE SUCH CLASS A BENEFICIARY HAS NOT BEEN NOTIFIED BY THE IRS THAT SUCH CLASS A BENEFICIARY IS SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR BECAUSE THE IRS HAS NOTIFIED SUCH CLASS A BENEFICIARY THAT SUCH CLASS A BENEFICIARY IS NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(NOTE: YOU MUST PLACE AN "X" IN THE BOX IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.)

Tendering Class A Beneficiaries who are "Foreign Persons," i.e., who are not U.S. citizens or resident alien individuals, domestic corporations, domestic partnerships, domestic trusts or domestic estates, must make a certification to qualify as exempt from 31% backup withholding. If you are a Foreign Person, please contact the Information Agent to obtain a copy of the certification.

                                     BOX B

                             NOTARIZATION OF SIGNATURE
                        (If required. See Instruction 1)

STATE OF _________________________________)
                                            )

COUNTY OF _______________________________)

    On this       day of         , 1997, before me came personally
to me known to be the person who executed the foregoing Letter of Transmittal.

      --------------------------------------------------------------------------

                                          Notary Public

                                           OR

                             GUARANTEE OF SIGNATURE
                        (If required. See Instruction 1)

Name of Firm: _______________________________________________________

                              AFG Investment Trust
                       LETTER OF TRANSMITTAL INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

1. TENDER, SIGNATURE REQUIREMENTS; DELIVERY. After carefully reading and duly completing this Letter of Transmittal, to tender Class A Interests a Class A Beneficiary must sign in the signature block on the front of this Letter of Transmittal. If this Letter of Transmittal is signed by the registered Class A Beneficiary(ies) of the Class A Interests as printed on the front of this Letter of Transmittal without any change whatsoever, no notarization or signature guarantee on this Letter of Transmittal is required. Similarly, if Class A Interests are tendered for the account of a member firm of a registered national security exchange, a member firm of the National Association of Securities Dealers, Inc., or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each, an "Eligible Institution"), no notarization or signature guarantee is required on this Letter of Transmittal. In all other cases, signatures on this Letter of Transmittal must either be notarized or guaranteed by an Eligible Institution, by completing the Notarization or Guarantee of Signature set forth in BOX B of this Letter of Transmittal. If any tendered Class A Interests are registered in the names of two or more joint holders, all such holders must sign this Letter of Transmittal. If this Letter of Transmittal is signed by trustees, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Trust of their authority to so act. For Class A Interests to be validly tendered, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required notarizations or signature guarantees in BOX B and any other documents required by this Letter of Transmittal must be received by the Depositary prior to or on the Expiration Date at its address or to its facsimile number set forth herein. No alternative, conditional or contingent tenders will be accepted. All tendering Class A Beneficiaries by execution of this Letter of Transmittal waive any right to receive any notice of the acceptance of their tender.

2. TRANSFER TAXES. Each Trust will pay or cause to be paid all transfer taxes, if any, payable on the transfer to it of Class A Interests pursuant to the Offer.

3. SUBSTITUTE FORM W-9. In order to avoid 31% federal income tax backup withholding on the payment of the purchase price for Class A Interests purchased, the tendering Class A Beneficiary must provide to the Trust(s) the Class A Beneficiary's correct Taxpayer Identification Number ("TIN") and certify, under penalties of perjury, that such Class A Beneficiary is not subject to such backup withholding by completing the Substitute Form W-9 set forth in BOX A of this Letter of Transmittal. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service ("IRS") in addition to the Class A Beneficiary being subject to backup withholding. Certain Class A Beneficiaries (including, among others, all corporations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    The TIN that must be provided on the Substitute Form W-9 is that of the registered Class A Beneficiary(ies) indicated on the front of this Letter of Transmittal. If the tendering Class A Beneficiary has applied for but has not been issued a TIN or intends to apply for a TIN in the near future and the appropriate Trust is not provided with the Class A Beneficiary's TIN within 60 days, the Trust will withhold 31% of all subsequent payments, if any, of the purchase price for the Class A Interests until such TIN is provided to the Trust.

    Tendering Class A Beneficiaries who are "Foreign Persons," i.e., who are not U.S. citizens or resident alien individuals, domestic corporations, domestic partnerships, domestic trusts or domestic estates, must make a certification to qualify as exempt from 31% backup withholding. If you are a Foreign Person, please contact the Information Agent to obtain a copy of the certification.

4. ADDITIONAL COPIES OF OFFER TO PURCHASE AND LETTER OF TRANSMITTAL. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone number set forth below:

                           The Information Agent is:

                    Corporate Investor Communications, Inc.
                               111 Commerce Road
                            Carlstadt, NJ 07072-2586
                                 (800) 631-0988

        IMPORTANT: IN ORDER TO PARTICIPATE IN THE OFFER, THIS LETTER OF
           TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE RECEIVED BY THE
                 DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

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